Earnings Per Share [Text Block] (Tables)	12 Months Ended
Dec. 31, 2013
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]

The following table presents the calculation of basic and diluted earnings per common share.

Year ended December 31, ($ in millions except per share data)	2013	2012	2011
Net income (loss) from continuing operations	$416	$1,370	$(219)
Preferred stock dividends — U.S. Department of Treasury	(543)	(535)	(534)
Impact of repurchase of mandatorily convertible preferred stock held by U.S. Department of Treasury and elimination of share adjustment right (a)	(240)	—	—
Preferred stock dividends	(267)	(267)	(260)
Impact of preferred stock conversion or amendment	—	—	32

Net (loss) income from continuing operations attributable to common shareholders (b)	(634)	568	(981)

(Loss) income from discontinued operations, net of tax	(55)	(174)	62

Net (loss) income attributable to common shareholders	$(689)	$394	$(919)

Basic weighted-average common shares outstanding	1,355,375	1,330,970	1,330,970

Diluted weighted-average common shares outstanding (b)	1,355,375	1,330,970	1,330,970

Basic earnings per common share
Net (loss) income from continuing operations	$(468)	$427	$(738)
(Loss) income from discontinued operations, net of tax	(41)	(131)	47

Net (loss) income	$(509)	$296	$(691)

Diluted earnings per common share (b)
Net (loss) income from continuing operations	$(468)	$427	$(738)
(Loss) income from discontinued operations, net of tax	(41)	(131)	47

Net (loss) income	$(509)	$296	$(691)

(a)	Refer to Note 17 for further detail.

(b)	Due to the antidilutive effect of converting the Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares and the net loss from continuing operations attributable to common shareholders for 2013, and 2011, respectively, net (loss) income from continuing operations attributable to common shareholders and basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share.